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                                                                      EXHIBIT 11


                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and all references to our Firm) incorporated by reference herein or made a part of this Registration Statement File No. 2-57609 for Hartford Stock Fund on form N-1A.

                         ARTHUR ANDERSEN LLP




Hartford, CT
April 15, 1998